UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          July 14, 2003
                                                 ------------------------------



                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)




Delaware                         333-104046                         13-3939229
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (212) 296-7000
                                                   -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)





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ITEM 5.       Other Events

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Collateral Term Sheets and Structural Term Sheets (as defined in the no action letter issued by the Commission on February 17, 1995 to the PSA)) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley ABS Capital I Inc. Trust 2003-NC7, Mortgage Pass-Through Certificates, Series 2003-NC7 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-104046) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets, Structural Term Sheets and Computational Materials by reference in the Registration Statement.

            The Collateral Term Sheets, Structural Term Sheets and Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets, Structural Term Sheets and Computational Materials.

            Any statement or information contained in the Collateral Term Sheets, Structural Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
          of Regulation S-K
            Exhibit No.                         Description
         -------------------                    -----------

            (99.1) Computational Materials and Structural Term Sheets prepared by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                Morgan Stanley ABS Capital I
                                                Inc. Trust 2003-NC7, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-NC7.

            (99.2)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                Morgan Stanley ABS Capital I
                                                Inc. Trust 2003-NC7, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-NC7.

            (99.3)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                Morgan Stanley ABS Capital I
                                                Inc. Trust 2003-NC7, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-NC7.

            (99.4)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                Morgan Stanley ABS Capital I
                                                Inc. Trust 2003-NC7, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-NC7.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MORGAN STANLEY ABS CAPITAL I INC.



Date:  July 16, 2003
                                      By:     /s/ Valerie Kay
                                           -------------------------------
                                           Name:  Valerie Kay
                                           Title:  Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99.1)                  Computational Materials and                    (E)
                        Structural Term Sheets prepared by
                        Morgan Stanley & Co. Incorporated
                        in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2003-NC7, Mortgage Pass-Through
                        Certificates, Series 2003-NC7.

(99.2)                  Collateral Term Sheets prepared                (E)
                        Morgan Stanley & Co. Incorporated
                        in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2003-NC7, Mortgage Pass-Through
                        Certificates, Series 2003-NC7.

(99.3)                  Collateral Term Sheets prepared                (E)
                        Morgan Stanley & Co. Incorporated
                        in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2003-NC7, Mortgage Pass-Through
                        Certificates, Series 2003-NC7.

(99.4)                  Collateral Term Sheets prepared                (E)
                        Morgan Stanley & Co. Incorporated
                        in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2003-NC7, Mortgage Pass-Through
                        Certificates, Series 2003-NC7.